UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 20, 2009

TOYOTA MOTOR CREDIT CORPORATION

 (Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:     (310) 468-1310

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Toyota Motor Credit Corporation has prepared its investor slide presentation with information as of December 31, 2008.  The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 9.01  Financial Statements and Exhibits.

99.1	Investor slide presentation of Toyota Motor Credit Corporation as of December 31, 2008 (furnished pursuant to Regulation FD)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: April 20, 2009	By:	/s/ Chris Ballinger
Chris Ballinger
Group Vice President and
Chief Financial Officer

Exhibit Index

99.1	Investor slide presentation of Toyota Motor Credit Corporation as of December 31, 2008 (furnished pursuant to Regulation FD)